UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2010

CELANESE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32410 (Commission File Number)	98-0420726 (IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

Not Applicable

 (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Celanese Corporation (the “Company”) is filing this Current Report on Form 8-K (the “Current Report”)  solely for the purpose of re-filing the attached exhibits in response to a comment letter from the staff of the Division of Corporation Finance (the “Staff”) of the U.S. Securities and Exchange Commission (“SEC”), received by the Company on April 15, 2010, regarding the Staff’s review of the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2009.  The attached exhibits (i) in the case of Exhibits 10.1, 10.2, 10.3 and 10.4, contain schedules or exhibits that were inadvertently omitted in prior filings or (ii) in the case of Exhibit 10.5, contain personal information that was omitted in a prior filing.  Certain information in the attached exhibits has been redacted pursuant to the Company’s request for confidential treatment, which was submitted to the SEC on the date of this filing.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Credit Agreement, dated April 2, 2007, among Celanese Holdings LLC, Celanese US Holdings LLC, the subsidiaries of Celanese US Holdings LLC from time to time party thereto as borrowers, the Lenders party thereto, Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent, Merrill Lynch Capital Corporation as syndication agent, ABN AMRO Bank N.V., Bank of America, N.A., Citibank NA, and JP Morgan Chase Bank NA, as co-documentation agents.*

10.2
Guarantee and Collateral Agreement, dated April 2, 2007, by and among Celanese Holdings LLC, Celanese US Holdings LLC, certain subsidiaries of Celanese US Holdings LLC and Deutsche Bank AG, New York Branch.

10.3	Form of Performance-Based Restricted Stock Unit Agreement between Celanese Corporation and award recipient.
10.4	Restated Agreement and General Release, dated June 3, 2009, between Celanese Corporation and Miguel A. Desdin.
10.5	Offer Letter, dated November 18, 2009, between Celanese Corporation and Jacquelyn H. Wolf.*

*
Certain portions of these documents have been omitted based on a request for confidential treatment submitted by the Company to the SEC. The omitted information has been separately filed with the SEC.  The redacted portions of these documents are indicated by  "** Confidential Treatment Requested**".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

Date: May 28, 2010	By:	/s/ James R. Peacock III
Name: James R. Peacock III
Title: Vice President, Deputy General Counsel and Assistant Corporate Secretary

Exhibit Index

Exhibit Number	Description
10.1
Credit Agreement, dated April 2, 2007, among Celanese Holdings LLC, Celanese US Holdings LLC, the subsidiaries of Celanese US Holdings LLC from time to time party thereto as borrowers, the Lenders party thereto, Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent, Merrill Lynch Capital Corporation as syndication agent, ABN AMRO Bank N.V., Bank of America, N.A., Citibank NA, and JP Morgan Chase Bank NA, as co-documentation agents.*

10.2
Guarantee and Collateral Agreement, dated April 2, 2007, by and among Celanese Holdings LLC, Celanese US Holdings LLC, certain subsidiaries of Celanese US Holdings LLC and Deutsche Bank AG, New York Branch.

10.3	Form of Performance-Based Restricted Stock Unit Agreement between Celanese Corporation and award recipient.
10.4	Restated Agreement and General Release, dated June 3, 2009, between Celanese Corporation and Miguel A. Desdin.
10.5	Offer Letter, dated November 18, 2009, between Celanese Corporation and Jacquelyn H. Wolf.*

*
Certain portions of these documents have been omitted based on a request for confidential   treatment submitted by the Company to the SEC. The omitted information has been separately filed with the SEC.  The redacted portions of these documents are indicated by  "** Confidential Treatment Requested**".